UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 16, 2006

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13782	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2006 the Board of Directors of Westinghouse Air Brake Technologies Corporation (the “Company”) amended the Company’s 2000 Stock Incentive Plan and its 1995 Nonemployee Directors’ Fee and Stock Option Plan (the “Director Plan”), each subject to stockholder approval at the Company’s annual meeting. The 2000 Stock Incentive Plan provides for eligible employees to receive a variety of equity based compensation such as stock options, restricted shares and performance units. Eligible employees include key employees who share responsibility for management, growth or protection of the business. The Directors Plan provides for nonemployee directors to receive common stock and stock options as a portion of their compensation for serving on the Company’s Board of Directors.

The amendments to the 2000 Stock Incentive Plan, among other things: (i) remove the “evergreen” provision for share replenishment from the 2000 Stock Incentive Plan and add 2,000,000 shares to the 2000 Stock Incentive Plan, (ii) extend the expiration date of the 2000 Stock Incentive Plan until January 31, 2016, (iii) prohibit repricing or exchange of options without shareholder approval, (iv) eliminate the ability of the Corporation to grant discounted stock options, (v) modify the 2000 Stock Incentive Plan to permit upward adjustments to performance targets in mid-cycle as well as downward adjustments, and (vi) make certain other technical, conforming or updating modifications to the 2000 Stock Incentive Plan.

The amendments to the Director Plan, among other things: (i) extend the expiration date of the Director Plan until October 31, 2015, (ii) change the method of making grants of restricted shares for director fees and grants of stock options, to permit the amounts of such grants to be modified from time to time by the Compensation Committee or the Stock Compensation Subcommittee of the Compensation Committee of the Board, and (iii) make certain other technical, conforming or updating modifications to the Director Plan.

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2006, the Company issued a press release reporting, among other things, the Company’s financial results for the quarter and year to date period ended December 31, 2005. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing, and as set forth in Item 8.01 herein.

Item 8.01. Other Events.

On February 22, 2006, the Company issued a press release providing, among other things,

affirmation of earnings guidance for fiscal year 2006. A copy of the press release is attached to this report as Exhibit 99.1 and the portion entitled “2006 Outlook Affirmed” is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished and portions thereof are filed (as described in Item 8.01) with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated February 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Alvaro Garcia-Tunon
Alvaro Garcia-Tunon
Chief Financial Officer

Date: February 22, 2006

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release dated February 22, 2006	Filed herewith.